Exhibit 99.1

For Immediate Release

Contact: Marc Cannon

(954) 769-3146

Cannonm@autonation.com

Investor contact:

Derek Fiebig

954-769-7342

AutoNation Reports 2009 Fourth Quarter and Full Year Results

•	Fourth quarter revenue increased 8%, new vehicle unit sales rose 7% over the prior year

•	Fourth quarter adjusted EPS from continuing operations more than doubled compared to the prior year to $0.29 from $0.13

•	Fourth quarter GAAP EPS from continuing operations was $0.36 versus $0.42 for the prior year

•	Despite a U.S. industry new vehicle sales decline of 22% in 2009, AutoNation’s full-year adjusted EPS increased 14% to $1.15 from $1.01 for the prior year

•	Full-year GAAP EPS was $1.32 compared to a loss per share of $6.82 for the prior year

FORT LAUDERDALE, Fla., (February 11, 2010) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2009 fourth quarter GAAP net income from continuing operations of $62 million or $0.36 per share, compared to $73 million or $0.42 per share for the prior year. In the fourth quarter of 2009, the Company had a benefit from a tax adjustment of $13 million or $0.07 per share. In the fourth quarter of 2008, the Company had a net benefit of $51 million or $0.29 per share, related primarily to favorable tax items and gains on the repurchase of senior notes. After adjusting for these items as disclosed in the attached financial tables, adjusted net income from continuing operations for the 2009 fourth quarter was $50 million or $0.29 per share, compared to $23 million or $0.13 per share for the prior year, a 123% increase on a per-share basis.

Fourth quarter 2009 revenue totaled $2.8 billion, compared to $2.6 billion in the year-ago period, an 8% increase, driven primarily by stronger new vehicle unit sales which increased 7%. In the fourth quarter, total U.S. industry new vehicle retail unit sales increased 6%, based on CNW Research data.

Commenting on the fourth quarter, Mike Jackson, Chairman and Chief Executive Officer, said, “We delivered solid profitability in the fourth quarter, achieved our first year-over-year increase in new vehicle unit sales since the second quarter of 2005, and maintained the benefits of our actions taken in response to the economic downturn. By lowering our structural costs and debt levels and more efficiently managing our inventory, we were able to deliver solid EPS growth in a very difficult environment.”

AutoNation has three operating segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and Chrysler; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, and Nissan; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes, BMW, and Lexus. Segment results for the fourth quarter were as follows:

•	Domestic - Domestic segment income (1) was $26 million compared to year-ago segment income of $16 million. Fourth quarter Domestic retail new vehicle unit sales increased 6%.

•	Import - Import segment income was $41 million compared to year-ago segment income of $21 million. Fourth quarter Import retail new vehicle unit sales increased 8%.

•	Premium Luxury - Premium Luxury segment income was $48 million compared to year-ago segment income of $39 million. Fourth quarter Premium Luxury retail new vehicle unit sales increased 8%.

(1) Segment income is defined as operating income less floorplan interest expense.

For the full year ended December 31, 2009, the Company reported GAAP net income from continuing operations of $234 million or $1.32 per share, compared to a GAAP net loss from continuing operations of $1.2 billion or $6.82 per share for the prior year. After adjusting for certain items (including the goodwill and franchise rights impairment charges recorded in the prior year) as disclosed in the attached financial tables, adjusted net income from continuing operations for the full year ended December 31, 2009 was $204 million or $1.15 per share, compared to $180 million or $1.01 per share for the prior year. The Company’s revenue for the full year ended December 31, 2009 totaled $10.8 billion, down 20% compared to $13.4 billion in the prior year.

Jackson also stated, “We responded to the dramatic decline in industry volumes, the Chrysler and GM bankruptcies, the credit crisis and staggering unemployment and delivered a full-year adjusted EPS increase of 14%. We are optimistic for the long-term prospects of the auto industry based on the successful restructuring of the domestic auto industry, the move to a demand-pull system and the rationalization of the dealer network. We agree with the view that volumes will be higher this year. Our planning assumption for 2010 industry new unit sales is 11.5 million units with a gradual increase in the selling rate over the course of the year.”

The fourth quarter conference call may be accessed at 11:00 a.m. Eastern Time today by telephone at 888-769-8515 (pass code: AutoNation) or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “About AutoNation” and then “Webcasts & Presentations.” A playback of the conference call will be available after 12:00 (noon) p.m. Eastern Time February 11, 2010 through February 19, 2010 by calling 866-487-7599 (pass code: 75300).

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About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and has been named America’s Most Admired Automotive Retailer by FORTUNE Magazine in five of the last seven years. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 246 new vehicle franchises in 15 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com.

FORWARD LOOKING STATEMENTS

This news release contains both historical and forward-looking statements. All statements other than statements of historical fact, including statements that describe our objectives, plans or goals, are, or may be deemed to be, forward-looking statements under the securities laws. These forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: economic conditions generally; conditions in the credit markets and changes in interest rates; assumptions and expectations relating to financial covenants contained in our debt agreements; the success and financial viability of vehicle manufacturers and distributors with which we hold franchises; factors affecting our goodwill impairment testing; natural disasters and other adverse weather events; restrictions imposed by vehicle manufacturers; the resolution of legal and administrative proceedings; regulatory factors affecting our business; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K and in our Quarterly Reports on Form 10-Q. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

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AUTONATION, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Revenue:
New vehicle	$1,554.4	$1,366.0	$5,713.0	$7,405.6
Used vehicle	639.3	602.7	2,508.8	3,148.9
Parts and service	521.4	534.7	2,137.4	2,300.6
Finance and insurance, net	89.3	80.6	351.2	460.2
Other	10.6	13.0	47.4	61.1

Total revenue	2,815.0	2,597.0	10,757.8	13,376.4

Cost of sales:
New vehicle	1,448.0	1,277.5	5,326.8	6,916.3
Used vehicle	591.3	556.8	2,278.9	2,885.0
Parts and service	294.1	301.3	1,202.7	1,297.8
Other	4.3	5.3	20.6	26.5

Total cost of sales	2,337.7	2,140.9	8,829.0	11,125.6

Gross profit	477.3	456.1	1,928.8	2,250.8

Selling, general and administrative expenses	364.5	360.2	1,464.4	1,698.4
Depreciation and amortization	19.0	21.0	77.5	85.0
Goodwill impairment	—	—	—	1,610.0
Franchise rights impairment	—	—	1.5	127.4
Other expenses (income), net	(1.2)	6.8	(24.8)	9.7

Operating income (loss)	95.0	68.1	410.2	(1,279.7)

Floorplan interest expense	(9.3)	(20.0)	(36.1)	(81.1)
Other interest expense	(10.2)	(20.1)	(42.6)	(89.4)
Gain on senior note repurchases	—	39.2	13.0	51.3
Interest income	0.2	0.7	1.1	2.2
Other gains (losses), net	1.4	(1.8)	5.4	(4.7)

Income (loss) from continuing operations before income taxes	77.1	66.1	351.0	(1,401.4)

Income tax provision (benefit)	14.7	(7.3)	116.8	(189.0)

Net income (loss) from continuing operations	62.4	73.4	234.2	(1,212.4)

Loss from discontinued operations, net of income taxes	(0.7)	(6.3)	(36.2)	(30.7)

Net income (loss)	$61.7	$67.1	$198.0	$(1,243.1)

Diluted earnings (loss) per share:
Continuing operations	$0.36	$0.42	$1.32	$(6.82)
Discontinued operations	$(0.00)	$(0.04)	$(0.20)	$(0.17)

Net income (loss)	$0.35	$0.38	$1.12	$(6.99)

Weighted average common shares outstanding	174.2	176.8	177.3	177.8

Common shares outstanding, net of treasury stock, at December 31	171.7	176.9	171.7	176.9

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance
Revenue:
New vehicle	$1,554.4	$1,366.0	$188.4	13.8	$5,713.0	$7,405.6	$(1,692.6)	(22.9)
Retail used vehicle	559.0	523.8	35.2	6.7	2,204.7	2,653.2	(448.5)	(16.9)
Wholesale	80.3	78.9	1.4	1.8	304.1	495.7	(191.6)	(38.7)

Used vehicle	639.3	602.7	36.6	6.1	2,508.8	3,148.9	(640.1)	(20.3)

Parts and service	521.4	534.7	(13.3)	(2.5)	2,137.4	2,300.6	(163.2)	(7.1)
Finance and insurance, net	89.3	80.6	8.7	10.8	351.2	460.2	(109.0)	(23.7)
Other	10.6	13.0	(2.4)		47.4	61.1	(13.7)

Total revenue	$2,815.0	$2,597.0	$218.0	8.4	$10,757.8	$13,376.4	$(2,618.6)	(19.6)

Gross profit:
New vehicle	$106.4	$88.5	$17.9	20.2	$386.2	$489.3	$(103.1)	(21.1)
Retail used vehicle	48.2	49.7	(1.5)	(3.0)	225.2	270.7	(45.5)	(16.8)
Wholesale	(0.2)	(3.8)	3.6		4.7	(6.8)	11.5

Used vehicle	48.0	45.9	2.1	4.6	229.9	263.9	(34.0)	(12.9)

Parts and service	227.3	233.4	(6.1)	(2.6)	934.7	1,002.8	(68.1)	(6.8)
Finance and insurance	89.3	80.6	8.7	10.8	351.2	460.2	(109.0)	(23.7)
Other	6.3	7.7	(1.4)		26.8	34.6	(7.8)

Total gross profit	477.3	456.1	21.2	4.6	1,928.8	2,250.8	(322.0)	(14.3)

Selling, general and administrative expenses	364.5	360.2	(4.3)	(1.2)	1,464.4	1,698.4	234.0	13.8

Depreciation and amortization	19.0	21.0	2.0		77.5	85.0	7.5
Goodwill impairment	—	—	—		—	1,610.0	1,610.0
Franchise rights impairment	—	—	—		1.5	127.4	125.9
Other expenses (income), net	(1.2)	6.8	8.0		(24.8)	9.7	34.5

Operating income (loss)	95.0	68.1	26.9	39.5	410.2	(1,279.7)	1,689.9	NM
Floorplan interest expense	(9.3)	(20.0)	10.7		(36.1)	(81.1)	45.0
Other interest expense	(10.2)	(20.1)	9.9		(42.6)	(89.4)	46.8
Gain on senior note repurchases	—	39.2	(39.2)		13.0	51.3	(38.3)
Interest income	0.2	0.7	(0.5)		1.1	2.2	(1.1)
Other gains (losses), net	1.4	(1.8)	3.2		5.4	(4.7)	10.1

Income (loss) from continuing operations before income taxes	$77.1	$66.1	$11.0	16.6	$351.0	$(1,401.4)	$1,752.4	NM

Retail vehicle unit sales:
New	46,532	43,379	3,153	7.3	183,372	243,953	(60,581)	(24.8)
Used	32,528	33,731	(1,203)	(3.6)	135,302	169,031	(33,729)	(20.0)

	79,060	77,110	1,950	2.5	318,674	412,984	(94,310)	(22.8)

Revenue per vehicle retailed:
New	$33,405	$31,490	$1,915	6.1	$31,155	$30,357	$798	2.6
Used	$17,185	$15,529	$1,656	10.7	$16,295	$15,697	$598	3.8

Gross profit per vehicle retailed:
New	$2,287	$2,040	$247	12.1	$2,106	$2,006	$100	5.0
Used	$1,482	$1,473	$9	0.6	$1,664	$1,601	$63	3.9
Finance and insurance	$1,130	$1,045	$85	8.1	$1,102	$1,114	$(12)	(1.1)

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)
Revenue mix percentages:
New vehicle	55.2	52.6	53.1	55.4
Used vehicle	22.7	23.2	23.3	23.5
Parts and service	18.5	20.6	19.9	17.2
Finance and insurance, net	3.2	3.1	3.3	3.4
Other	0.4	0.5	0.4	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	22.3	19.4	20.0	21.7
Used vehicle	10.1	10.1	11.9	11.7
Parts and service	47.6	51.2	48.5	44.6
Finance and insurance	18.7	17.7	18.2	20.4
Other	1.3	1.6	1.4	1.6

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	6.8	6.5	6.8	6.6
Used vehicle - retail	8.6	9.5	10.2	10.2
Parts and service	43.6	43.7	43.7	43.6
Total	17.0	17.6	17.9	16.8
Selling, general and administrative expenses	12.9	13.9	13.6	12.7
Operating income (loss)	3.4	2.6	3.8	NM

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	76.4	79.0	75.9	75.5
Operating income (loss)	19.9	14.9	21.3	NM

NM = Not Meaningful

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

Segment Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance
Revenue:
Domestic	$892.8	$847.6	$45.2	5.3	$3,450.2	$4,356.6	$(906.4)	(20.8)
Import	1,035.0	948.4	86.6	9.1	4,126.0	5,280.5	(1,154.5)	(21.9)
Premium luxury	859.9	778.8	81.1	10.4	3,073.1	3,629.5	(556.4)	(15.3)
Corporate and other	27.3	22.2	5.1	23.0	108.5	109.8	(1.3)	(1.2)

Total revenue	$2,815.0	$2,597.0	$218.0	8.4	$10,757.8	$13,376.4	$(2,618.6)	(19.6)

* Segment income (loss)
Domestic	$25.5	$15.5	$10.0	64.5	$105.5	$109.1	$(3.6)	(3.3)
Import	41.2	20.7	20.5	99.0	175.1	184.5	(9.4)	(5.1)
Premium luxury	48.4	38.6	9.8	25.4	175.5	183.7	(8.2)	(4.5)
Corporate and other	(29.4)	(26.7)	(2.7)		(82.0)	(1,838.1)	1,756.1

Total segment income (loss)	85.7	48.1	37.6	78.2	374.1	(1,360.8)	1,734.9	NM

Add: Floorplan interest expense	9.3	20.0	(10.7)		36.1	81.1	(45.0)

Operating income (loss)	$95.0	$68.1	$26.9	39.5	$410.2	$(1,279.7)	$1,689.9	NM

* Segment income (loss) is defined as operating income net of floorplan interest expense

Retail new vehicle unit sales:
Domestic	13,735	12,904	831	6.4	53,435	71,163	(17,728)	(24.9)
Import	23,601	21,959	1,642	7.5	98,015	132,662	(34,647)	(26.1)
Premium luxury	9,196	8,516	680	8.0	31,922	40,128	(8,206)	(20.4)

	46,532	43,379	3,153	7.3	183,372	243,953	(60,581)	(24.8)

Brand Mix - New Vehicle Retail Units Sold	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)

Domestic:
Ford, Lincoln-Mercury	15.0	15.1	14.7	13.6
Chevrolet, Pontiac, Buick, Cadillac, GMC	12.4	11.1	11.4	11.9
Chrysler, Jeep, Dodge	2.1	3.5	3.0	3.7

Domestic total	29.5	29.7	29.1	29.2

Import:
Honda	12.3	12.9	14.1	14.2
Toyota	19.6	21.6	20.0	22.0
Nissan	12.2	9.8	12.6	12.3
Other imports	6.6	6.4	6.8	5.9

Import total	50.7	50.7	53.5	54.4

Premium Luxury:
Mercedes	9.3	8.6	8.3	7.2
BMW	5.3	6.0	4.7	4.9
Lexus	3.6	3.1	2.8	2.9
Other premium luxury (Land Rover, Porsche)	1.6	1.9	1.6	1.4

Premium Luxury total	19.8	19.6	17.4	16.4

	100.0	100.0	100.0	100.0

NM = Not Meaningful

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA, Continued

($ in millions, except per share data)

Capital Expenditures / Stock and Debt Repurchases	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008

Capital expenditures	$35.0	$13.7	$75.5	$110.4

Acquisitions	$—	$2.8	$0.2	$32.2

Proceeds from exercises of stock options	$1.3	$—	$24.8	$1.0

Senior note repurchases (aggregate principal)	$—	$144.8	$88.4	$232.9

Stock repurchases:

Aggregate purchase price	$69.9	$—	$136.1	$54.1

Shares repurchased (in millions)	4.0	—	7.7	3.8

Floorplan Assistance and Expense	Three Months Ended December 31,			Twelve Months Ended December 31,
	2009	2008	Variance	2009	2008	Variance

Floorplan assistance earned (included in cost of sales)	$13.0	$11.2	$1.8	$47.8	$65.5	$(17.7)
Floorplan interest expense (new vehicles)	(8.7)	(18.5)	9.8	(33.9)	(77.4)	43.5

Net inventory carrying benefit (cost)	$4.3	$(7.3)	$11.6	$13.9	$(11.9)	$25.8

Balance Sheet and Other Highlights	December 31, 2009	December 31, 2008
Cash and cash equivalents	$173.7	$110.2
Inventory	$1,408.3	$1,758.1
Total floorplan notes payable	$1,388.0	$1,813.5
Non-vehicle debt	$1,112.6	$1,258.9
Equity	$2,303.2	$2,198.1

New days supply (industry standard of selling days, including fleet)	54 days	83 days

Used days supply (trailing 30 days)	41 days	30 days

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA, Continued

($ in millions, except per share data)

Comparable Basis Reconciliations*

	Three Months Ended December 31,
	Net Income (Loss)		Diluted Earnings (Loss) Per Share
	2009	2008	2009	2008
As reported	$61.7	$67.1	$0.35	$0.38

Discontinued operations, net of income taxes	0.7	6.3	$0.00	$0.04

From continuing operations, as reported	62.4	73.4	$0.36	$0.42

Income tax adjustments	(12.7)	(31.9)	$(0.07)	$(0.18)
Gain on senior note repurchases	—	(24.1)	$—	$(0.14)
Property and other impairments**	—	5.5	$—	$0.03

Adjusted	$49.7	$22.9	$0.29	$0.13

	Twelve Months Ended December 31,
	Net Income (Loss)		Diluted Earnings (Loss) Per Share
	2009	2008	2009	2008

As reported	$198.0	$(1,243.1)	$1.12	$(6.99)

Discontinued operations, net of income taxes	36.2	30.7	$0.20	$0.17

From continuing operations, as reported	234.2	(1,212.4)	$1.32	$(6.82)

Income tax adjustments	(12.7)	(31.9)	$(0.07)	$(0.18)
Net gain on asset sales and dispositions	(10.4)	—	$(0.06)	$—
Gain on senior note repurchases	(8.1)	(31.5)	$(0.05)	$(0.18)
Property and other impairments**	1.1	5.5	$0.01	$0.03
Impairment of goodwill and franchise rights***	—	1,447.4	$—	$8.14
Stock compensation expense adjustment	—	3.2	$—	$0.02

Adjusted	$204.1	$180.3	$1.15	$1.01

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

**	Property and other impairments for the three months ended March 31, 2009 totaled $4.8 million after-tax, of which $4.5 million has been reclassified to loss from discontinued operations since they related to dealerships classified as discontinued operations during 2009. Property and other impairments for the three and twelve months ended December 31, 2008 totaled $7.6 million after-tax, of which $2.0 million has been reclassified to loss from discontinued operations since they related to dealerships classified as discontinued operations during 2009.

***	Goodwill and franchise impairments for the twelve months ended December 31, 2008, totaled $1.46 billion after-tax. Franchise impairments of $11.7 million after-tax during the twelve months ended December 31, 2008, have been reclassified to loss from discontinued operations since they related to dealerships classified as discontinued operations during 2009.

AUTONATION, INC.

UNAUDITED SAME STORE DATA

($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended December 31,				Twelve Months Ended December 31,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance
Revenue:
New vehicle	$1,554.4	$1,357.7	$196.7	14.5	$5,678.9	$7,353.8	$(1,674.9)	(22.8)
Retail used vehicle	559.1	516.9	42.2	8.2	2,188.7	2,616.5	(427.8)	(16.4)
Wholesale	80.3	77.5	2.8	3.6	300.1	487.3	(187.2)	(38.4)

Used vehicle	639.4	594.4	45.0	7.6	2,488.8	3,103.8	(615.0)	(19.8)
Parts and service	521.1	528.9	(7.8)	(1.5)	2,126.4	2,266.0	(139.6)	(6.2)
Finance and insurance, net	89.3	80.1	9.2	11.5	349.7	456.4	(106.7)	(23.4)
Other	10.5	11.4	(0.9)		45.4	57.6	(12.2)

Total revenue	$2,814.7	$2,572.5	$242.2	9.4	$10,689.2	$13,237.6	$(2,548.4)	(19.3)

Gross profit:
New vehicle	$106.5	$88.1	$18.4	20.9	$384.5	$486.4	$(101.9)	(20.9)
Retail used vehicle	48.3	48.9	(0.6)	(1.2)	223.1	266.2	(43.1)	(16.2)
Wholesale	(0.1)	(3.7)	3.6		4.9	(6.5)	11.4

Used vehicle	48.2	45.2	3.0	6.6	228.0	259.7	(31.7)	(12.2)
Parts and service	227.1	231.3	(4.2)	(1.8)	930.0	990.9	(60.9)	(6.1)
Finance and insurance	89.3	80.1	9.2	11.5	349.7	456.4	(106.7)	(23.4)
Other	6.2	7.3	(1.1)		26.1	33.8	(7.7)

Total gross profit	$477.3	$452.0	$25.3	5.6	$1,918.3	$2,227.2	$(308.9)	(13.9)

Retail vehicle unit sales:
New	46,532	43,125	3,407	7.9	182,635	242,384	(59,749)	(24.7)
Used	32,528	33,213	(685)	(2.1)	134,422	166,380	(31,958)	(19.2)

	79,060	76,338	2,722	3.6	317,057	408,764	(91,707)	(22.4)

Revenue per vehicle retailed:
New	$33,405	$31,483	$1,922	6.1	$31,094	$30,339	$755	2.5
Used	$17,188	$15,563	$1,625	10.4	$16,282	$15,726	$556	3.5

Gross profit per vehicle retailed:
New	$2,289	$2,043	$246	12.0	$2,105	$2,007	$98	4.9
Used	$1,485	$1,472	$13	0.9	$1,660	$1,600	$60	3.8
Finance and insurance	$1,130	$1,049	$81	7.7	$1,103	$1,117	$(14)	(1.3)

Operating Percentages	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)

Revenue mix percentages:
New vehicle	55.2	52.8	53.1	55.6
Used vehicle	22.7	23.1	23.3	23.4
Parts and service	18.5	20.6	19.9	17.1
Finance and insurance, net	3.2	3.1	3.3	3.4
Other	0.4	0.4	0.4	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentage
New vehicle	22.3	19.5	20.0	21.8
Used vehicle	10.1	10.0	11.9	11.7
Parts and service	47.6	51.2	48.5	44.5
Finance and insurance	18.7	17.7	18.2	20.5
Other	1.3	1.6	1.4	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	6.9	6.5	6.8	6.6
Used vehicle - retail	8.6	9.5	10.2	10.2
Parts and service	43.6	43.7	43.7	43.7
Total	17.0	17.6	17.9	16.8

AUTONATION, INC.

KEY CREDIT AGREEMENT COVENANT COMPLIANCE CALCULATIONS

December 31, 2009

($ millions)

Income Statement information for the last twelve months (January 1, 2009 - December 31, 2009):

Net income (loss) from continuing operations		$234.2

Floorplan and other interest expense		78.7

Income tax provision (benefit)		116.8

Depreciation and amortization		77.5

Stock-based compensation expense (SFAS No. 123R)		13.5

Impairment charges (including goodwill, franchise rights, and long-lived assets)		3.3

EBITDA		524.0

Floorplan interest expense		(36.1)

Adjusted EBITDA		$487.9

As of December 31, 2009:

Funded indebtedness (primarily comprised of current and long-term debt and letters of credit)		$1,177.8

Vehicle secured indebtedness (floorplan payables)		1,388.0

Funded indebtedness including floorplan		2,565.8

Shareholders’ equity		2,303.2

Total capitalization including floorplan		$4,869.0

Ratio of funded indebtedness/
Adjusted EBITDA		2.41
Covenant	less than	2.75

Ratio of funded indebtedness including floorplan/
Total capitalization including floorplan		52.7%
Covenant	less than	65.0%